EXHIBIT 10h3




Schedule identifying substantially identical agreements, between Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Agreement and Amendment constituting Exhibits 10h1 and 10h2 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1998
--------------------------------------------------------------------------------


                                              Name
                                              ----

                                         Thomas C. Hays
                                         Norman H. Wesley
                                         John T. Ludes
                                         Dudley L. Bauerlein, Jr.
                                         Craig P. Omtvedt
                                         Mark A. Roche
                                         Robert J. Rukeyser